Advances for Vessels under Construction	6 Months Ended
Jun. 30, 2015
Advances for Vessels under Construction [Abstract]
Advances for Vessels under Construction
5. Advances for Vessels under Construction

Advances for vessels under construction relate to the installments paid that were due to the respective shipyard including capitalized expenses.

As of December 31, 2014, the Company's newbuilding contracts consisted of two Ultramax drybulk carriers (Hull numbers DY4050 and DY4052) and three Kamsarmax drybulk carriers (Hull numbers YZJ1144, YZJ1145 and YZJ1142) with scheduled delivery in 2015.

In May 2015, the Company agreed to postpone the delivery of the three Kamsarmax drybulk carriers currently under construction until the first quarter of 2016.

Based on the Company's cash flow projections, cash on hand and cash provided by operating activities will not be sufficient to cover the capital expenditures relating to the Company's newbuilding contracts that become due in the twelve-month period ending June 30, 2016. Furthermore, taking into consideration the cancellation of the undrawn portion of the syndicated loan facility led by Nordea Bank Finland Plc for an amount of up to $78,000,000 relating to the Company's newbuilding contracts as discussed in Note 9, as of June 30, 2015, the Company assessed as probable the potential sale of the five newbuilding contracts. As a result, an impairment loss of $16,753,838 was recorded and is included in the accompanying unaudited interim condensed consolidated statement of comprehensive loss for the six months ended June 30, 2015 (refer to Note 11).